SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  October 29, 2014

Corgenix Medical Corporation

(Exact Name of registrant as specified in its charter)

Nevada	000-24541	93-1223466
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11575 Main Street

Suite 400

Broomfield, Colorado 80020

(Address, including zip code, of principal executive offices)

(303) 457-4345

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On October 29, 2014, Corgenix Medical Corporation (the “Company”) issued a press release regarding the Company’s preliminary results for the first quarter of fiscal year 2015 (ended September 30, 2014). The full text of the Company’s press release is attached hereto as Exhibit 99.1.

The information in Item 2.02 and Item 9.01 in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibit

Exhibit Number	Description

99.1	Press Release dated October 29, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2014	CORGENIX MEDICAL CORPORATION

	By:	/s/ Douglass T. Simpson
Douglass T. Simpson
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated October 29, 2014.